UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

ALCOA CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Alcoa Corporation

201 Isabella Street, Suite 500

Pittsburgh, Pennsylvania 15212

IMPORTANT NOTICE

ADDITIONAL INFORMATION REGARDING THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON WEDNESDAY, MAY 6, 2020

The following Notice of 2020 Annual Meeting of Stockholders (the “Notice”) amends and restates the original notice included in the Proxy Statement (the “Proxy Statement”) of Alcoa Corporation (“Alcoa”), dated March 19, 2020, furnished to Alcoa stockholders in connection with the solicitation of proxies by the Board of Directors of Alcoa for use at the Annual Meeting of Stockholders to be held on Wednesday, May 6, 2020 (the “Annual Meeting”). The purpose of this Notice is to announce a change in the location of the Annual Meeting to a virtual meeting format only, via webcast, at www.virtualshareholdermeeting.com/AA2020.

This Notice is being filed with the Securities and Exchange Commission and is being made available to stockholders on or about April 6, 2020.

THIS NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT

Notice of 2020 Annual Meeting of Stockholders

Wednesday, May 6, 2020	www.virtualshareholdermeeting.com/AA2020
10:00 a.m. Eastern Daylight Time

To the Stockholders of Alcoa Corporation:

Due to the public health impact of the coronavirus (COVID-19) pandemic and to support the health and well-being of our stockholders, employees, and their families, NOTICE IS HEREBY GIVEN that the location of the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of Alcoa Corporation (“Alcoa” or the “Company”) has been changed to a virtual meeting format only, via webcast, as noted as a possibility in Alcoa’s proxy statement filed with the Securities and Exchange Commission on March 19, 2020 (the “Proxy Statement”). You will not be able to attend the Annual Meeting physically in person. The Annual Meeting will continue to be held on Wednesday, May 6, 2020 at 10:00 a.m. EDT.

As described in the proxy materials for the Annual Meeting previously distributed, you are entitled to attend and participate in the Annual Meeting if you were a stockholder at the close of business on March 11, 2020, the record date.

If you are a stockholder, you must enter the 16-digit control number found on your proxy card or your voting instruction form previously sent to you to vote in advance of or during the Annual Meeting and/or to attend and participate in the Annual Meeting. (If your shares are held in an account at a broker, bank or other similar organization and you previously requested a legal proxy from such organization, you may also use such legal proxy to vote at and/or attend and participate in the Annual Meeting.) If you have already voted, you do not need to vote again. Whether or not you plan to attend and participate in the virtual Annual Meeting, we urge you to vote in advance of the Annual Meeting by one of the methods described in the previously distributed proxy materials.

Annual Meeting Information

The agenda for the Annual Meeting is:

1.	to elect the 12 director nominees identified in the Proxy Statement to serve one-year terms expiring at the 2021 annual meeting of stockholders;
2.	to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditor for 2020;
3.	an advisory vote to approve 2019 named executive officer compensation;
4.	to vote on a stockholder proposal to amend stockholder ability to act by written consent, if properly presented at the Annual Meeting; and
5.	to transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

For more information about the virtual Annual Meeting, please refer to the “Additional Information About the Virtual Annual Meeting” section on the next page of this Notice.

For information about Alcoa, please visit our website at www.alcoa.com.

On behalf of Alcoa’s Board of Directors,

Marissa P. Earnest

Senior Vice President, Chief Governance Counsel and Secretary

April 6, 2020

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF

PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 6, 2020

The Company’s Notice of 2020 Annual Meeting of Stockholders, Proxy Statement and 2019 Annual Report on Form 10-K are available online at www.proxyvote.com.

Additional Information About the Virtual Annual Meeting

Attendance and Participation

Our virtual Annual Meeting will be conducted on the internet via webcast. Stockholders will be able to attend and participate online and submit questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/AA2020. Stockholders will be able to vote their shares electronically during the Annual Meeting.

Stockholders who would like to attend and participate in the Annual Meeting will need the 16-digit control number included on their proxy card or voting instruction form. The Annual Meeting will begin promptly at 10:00 a.m. EDT. We encourage you to access the Annual Meeting prior to the start time. Online access will begin at 9:45 a.m. EDT.

The virtual Annual Meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Stockholders should ensure that they have a strong internet connection if they intend to attend and/or participate in the Annual Meeting. Attendees should allow plenty of time to log in and ensure that they can hear streaming audio prior to the start of the Annual Meeting.

We have also provided details on how to attend and participate in the Annual Meeting at www.alcoa.com/investors. We encourage you to check this website prior to the Annual Meeting if you plan to attend.

Questions and Information Accessibility

Stockholders may submit questions during the Annual Meeting. If you wish to submit a question, you may do so by logging into the virtual meeting platform at www.virtualshareholdermeeting.com/AA2020, typing your question into the “Ask a Question” field, and clicking “Submit.”

Questions pertinent to the Annual Meeting will be answered during the Annual Meeting, subject to time constraints. Any such questions that cannot be answered during the Annual Meeting due to time constraints will be posted and answered on our Investor Relations website, www.alcoa.com/investors, as soon as practical after the Annual Meeting.

Additional information regarding the ability of stockholders to ask questions during the Annual Meeting, related rules of conduct and other materials for the Annual Meeting, including the list of our stockholders of record, will be available at www.virtualshareholdermeeting.com/AA2020. In addition, information on how to obtain access to the list of stockholders of record entitled to vote at the Annual Meeting, which may be via a reasonably accessible electronic network, will be available during the ten days preceding the Annual Meeting on our website at www.alcoa.com/investors.

Technical Difficulties

If you encounter any difficulties accessing the virtual Annual Meeting during the check-in or meeting time, please call 800-586-1548 (Toll Free) or 303-562-9288 for assistance. Technical support will be available beginning at 9:45 a.m. EDT on May 6, 2020 through the conclusion of the Annual Meeting.

Additional information regarding matters addressing technical and logistical issues, including technical support during the Annual Meeting, will be available at www.virtualshareholdermeeting.com/AA2020.

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